Exhibit 99.1

The Digital Engagement Company

Bridgeline Digital Announces Earnings for Fourth Quarter and Fiscal Year Ended September 30, 2018

Burlington, Mass., December 28, 2018 - Bridgeline Digital, Inc. (NASDAQ: BLIN), The Digital Engagement Company™, today announced financial results for its fiscal fourth quarter and fiscal year ended September 30, 2018.

“Bridgeline has partnered with key customers to expand its product line to access global markets and position itself as a leader in the multinational B2B eCommerce space,” said Ari Kahn, Bridgeline’s President and Chief Executive Officer. “These investments, along with significant wins in the manufacturing category, position us for growth 2019. Furthermore, in the most recent quarter, Bridgeline initiated strategic conversations that may lead to multi-national growth in our customer base where our eCommerce investments can be cross-sold for accelerated growth. Additional strategic opportunities will be a key focus in 2019.”

Fourth Quarter Summary:

●	SaaS revenue was $1.1 million in the fourth quarter of fiscal 2018, compared to $1.4 million in the fourth quarter of fiscal 2017.

●	Hosting revenue was $206,000 in the fourth quarter of fiscal 2018, compared to $263,000 in the fourth quarter of fiscal 2017.

●	Recurring revenue was $1.4 million in the fourth quarter of fiscal 2018, compared to $1.8 million in the fourth quarter of fiscal 2017.

●	Subscription and perpetual license revenue was $1.2 million in the fourth quarter of fiscal 2018, compared to $1.8 million in the fourth quarter of fiscal 2017.

●

Operating expenses (excluding a goodwill impairment charge of $243,000) were reduced by $534,000, or 20.8% to $2.0 million in the fourth quarter of fiscal 2018, from $2.6 million in the fourth quarter of fiscal 2017.

Year to Date Summary:

●	SaaS revenue was $5.1 million in fiscal 2018, compared to $5.5 million in fiscal 2017.

●	Hosting revenue remained constant at $1.0 million in both fiscal 2018 and fiscal 2017.

●	Recurring revenue was $6.6 million in fiscal 2018, compared to $7.1 million in fiscal 2017.

●	Subscription and perpetual license revenue was $5.6 million in fiscal 2018, compared to $6.8 million in fiscal 2017.

●	Operating expenses (excluding a goodwill impairment charge of $4.9 million) were reduced by $1.6 million, or 14.9% to $9.0 million in fiscal 2018, from $10.5 million in fiscal 2017.

Financial Results

Fourth Quarter

Revenue for the fourth quarter of fiscal 2018 was $2.8 million, compared to $4.2 million in the fourth quarter of fiscal 2017. Services revenue was $1.4 million in the fourth quarter of fiscal 2018, compared to $2.2 million in the fourth quarter of fiscal 2017. SaaS revenue was $1.1 million in the fourth quarter of fiscal 2018, compared to $1.4 million in the fourth quarter of fiscal 2017. Hosting revenue was $206,000 in the fourth quarter of fiscal 2018, compared to $263,000 in the fourth quarter of fiscal 2017. Recurring revenue was $1.4 million in the fourth quarter of fiscal 2018, compared to $1.8 million in the fourth quarter of fiscal 2017. Subscription and perpetual license revenue was $1.2 million in the fourth quarter of fiscal 2018, compared to $1.8 million in the fourth quarter of fiscal 2017.

Operating expenses (excluding goodwill impairment charge of $243,000) were reduced by $534,000, or 20.8% to $2.0 million in the fourth quarter of fiscal 2018, compared to $2.6 million in the fourth quarter of fiscal 2017, reflecting management’s ongoing expense control initiatives. Loss from Operations was $842,000 in the fourth quarter of fiscal 2018, compared to $250,000 in the fourth quarter of fiscal 2017. The operating loss of $842,000 in the fourth quarter of fiscal 2018 is inclusive of a goodwill impairment charge of $243,000.

Net loss, including a goodwill impairment charge of $243,000, was $947,000 in the fourth quarter of fiscal 2018, compared to a net loss of $332,000 in the fourth quarter of fiscal 2017.

Adjusted EBITDA was a loss of $414,000 in the fourth quarter of fiscal 2018, compared to income of $41,000 in the fourth quarter of fiscal 2017.

Year to Date

Revenue in fiscal 2018 was $13.6 million, compared to $16.3 million in fiscal 2017. SaaS revenue was $5.1 million in fiscal 2018, compared to $5.5 million in fiscal 2017. Hosting revenue remained constant at $1.0 million in both fiscal 2018 and fiscal 2017. Recurring revenue was $6.6 million in fiscal 2018, compared to $7.1 million in fiscal 2017. Subscription and perpetual license revenue was $5.6 million in fiscal 2018, compared to $6.8 million in fiscal 2017.

Operating expenses (excluding a goodwill impairment charge of $4.9 million) were reduced by $1.6 million, or 14.9% to $9.0 million in fiscal 2018, compared to $10.5 million in fiscal 2017, reflecting management’s ongoing expense control initiatives. Loss from Operations was $7.0 million in fiscal 2018, compared to $1.4 million in fiscal 2017. The operating loss of $7.0 million in fiscal 2018 is inclusive of a goodwill impairment charge of $4.9 million.

Net loss, including a goodwill impairment charge of $4.9 million, was $7.2 million in fiscal 2018, compared to a net loss of $1.6 million in fiscal 2017.

Adjusted EBITDA was a loss of $1.0 million in fiscal 2018, compared to income of $122,000 in fiscal 2017.

Conference Call Information

Bridgeline Digital will host a conference call to discuss fourth quarter and fiscal year ended 2018 results at 4:30 p.m. ET today. To listen to the conference call, please dial (877) 837-3910 within the U.S. or (973) 796-5077 for international callers.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP adjusted net income/(loss), non-GAAP adjusted earnings/(loss) per diluted share, Adjusted EBITDA and Adjusted EBITDA per diluted share.

Non-GAAP adjusted net income/(loss) and non-GAAP adjusted earnings/(loss) per diluted share are calculated as net income/(loss) or net income/(loss) per share on a diluted basis, excluding, where applicable, amortization of intangible assets, stock-based compensation, goodwill impairment charges, restructuring charges, preferred stock dividends and any related tax effects.

Adjusted EBITDA and Adjusted EBITDA per diluted share are defined as earnings before interest, taxes, depreciation and amortization, stock-based compensation charges, goodwill impairment charges, restructuring charges, loss on disposal of fixed assets, preferred stock dividends and any related tax effects. Bridgeline uses non-GAAP adjusted net income/(loss) and Adjusted EBITDA as supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”).

Bridgeline’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Bridgeline management presents non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which is included in this press release, and not to rely on any single financial measure to evaluate Bridgeline's financial performance.

Our definitions of non-GAAP adjusted net income/(loss) and Adjusted EBITDA may differ from and therefore may not be comparable with similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. As a result of the limitations that non-GAAP adjusted net income and Adjusted EBITDA have as an analytical tool, investors should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," or similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, the impact of the weakness in the U.S. and international economies on our business, our inability to manage our future growth effectively or profitably, fluctuations in our revenue and quarterly results, our license renewal rate, the impact of competition and our ability to maintain margins or market share, the limited market for our common stock, the volatility of the market price of our common stock, the ability to maintain our listing on the NASDAQ Capital market, the ability to raise capital, the performance of our products, our ability to respond to rapidly evolving technology and customer requirements, our ability to protect our proprietary technology, the security of our software, our dependence on our management team and key personnel, our ability to hire and retain future key personnel, or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. We expressly disclaim any obligation to update any forward-looking statement.

About Bridgeline Digital

Bridgeline Digital, The Digital Engagement Company™, helps customers maximize the performance of their full digital experience from websites and intranets to eCommerce experiences. Bridgeline’s Unbound platform is a Digital Experience Platform that deeply integrates Web Content Management, eCommerce, eMarketing, Social Media management, and Web Analytics (Insights) with the goal of assisting marketers to deliver exceptional digital experiences that attract, engage, nurture and convert their customers across all channels. Headquartered in Burlington, Mass., Bridgeline has thousands of quality customers that range from small- and medium-sized organizations to Fortune 1000 companies. To learn more, please visit www.bridgeline.com or call (800) 603-9936.

Contact:

Company Contact

Bridgeline Digital, Inc.

Carole A. Tyner

Chief Financial Officer

(781) 497-3020

ctyner@bridgeline.com

BRIDGELINE DIGITAL, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Dollars in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	September 30		September 30
	2018	2017	2018	2017
Reconciliation of GAAP net loss to non-GAAP adjusted net loss:
GAAP net loss	$(1,026)	$(406)	$(7,529)	$(1,883)
Amortization of intangible assets	30	71	242	285
Goodwill impairment charge	243	-	4,859	-
Stock-based compensation	120	126	492	559
Restructuring charges	1	37	127	286
Preferred stock dividends	79	74	310	281
Non-GAAP adjusted net loss	$(553)	$(98)	$(1,499)	$(472)

Reconciliation of GAAP net loss per diluted share to non-GAAP adjusted net loss per diluted share:
GAAP net loss per share	$(0.24)	$(0.10)	$(1.78)	$(0.45)
Amortization of intangible assets	0.01	0.02	0.06	0.07
Goodwill impairment charge	0.05	-	1.15	-
Stock-based compensation	0.03	0.03	0.12	0.13
Restructuring charges	-	0.01	0.03	0.07
Preferred stock dividends	0.02	0.02	0.07	0.07
Non-GAAP adjusted net loss per diluted share	$(0.13)	$(0.02)	$(0.35)	$(0.11)

Reconciliation of GAAP net loss to Adjusted EBITDA:
GAAP net loss	$(1,026)	$(406)	$(7,529)	$(1,883)
Provision for income tax	(14)	3	(3)	16
Interest expense, net	119	34	244	128
Amortization of intangible assets	30	71	242	285
Goodwill impairment charge	243	-	4,859	-
Depreciation	20	41	105	256
Loss on disposal of fixed assets	-	45	60	94
Restructuring charges	1	37	127	286
Other amortization	14	16	66	100
Stock-based compensation	120	126	492	559
Preferred stock dividends	79	74	310	281
Adjusted EBITDA	$(414)	$41	$(1,027)	$122

Reconciliation of GAAP net loss per diluted share to Adjusted EBITDA per diluted share:
GAAP net loss per share	$(0.24)	$(0.10)	$(1.78)	$(0.45)
Provision for income tax	-	-	-	-
Interest expense, net	0.03	0.01	0.06	0.03
Amortization of intangible assets	0.01	0.02	0.06	0.07
Goodwill impairment charge	0.05	-	1.15	-
Depreciation	-	0.01	0.02	0.06
Loss on disposal of fixed assets	-	0.01	0.01	0.02
Restructuring charges	-	0.01	0.03	0.07
Other amortization	-	-	0.02	0.03
Stock-based compensation	0.03	0.03	0.12	0.13
Preferred stock dividends	0.02	0.02	0.07	0.07
Adjusted EBITDA per diluted share	$(0.10)	$0.01	$(0.24)	$0.03

BRIDGELINE DIGITAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	September 30		September 30
	2018	2017	2018	2017
Revenue:
Digital engagement services	$1,355	$2,201	$6,914	$8,498
Subscription and perpetual licenses	1,242	1,770	5,609	6,788
Managed service hosting	206	263	1,045	1,007
Total revenue	2,803	4,234	13,568	16,293

Cost of revenue:
Digital engagement services	807	1,342	4,473	4,911
Subscription and perpetual licenses	508	501	2,011	1,969
Managed service hosting	51	71	264	280
Total cost of revenue	1,366	1,914	6,748	7,160
Gross profit	1,437	2,320	6,820	9,133

Operating expenses:
Sales and marketing	906	1,147	3,951	4,807
General and administrative	696	861	2,852	3,256
Research and development	383	412	1,604	1,587
Depreciation and amortization	51	113	356	582
Goodwill impairment	243	-	4,859	-
Restructuring charges	-	37	187	286
Total operating expenses	2,279	2,570	13,809	10,518
Loss from operations	(842)	(250)	(6,989)	(1,385)
Interest and other expense, net	(119)	(79)	(233)	(201)
Loss before income taxes	(961)	(329)	(7,222)	(1,586)
(Benefit)/provision for income taxes	(14)	3	(3)	16
Net loss	$(947)	$(332)	$(7,219)	$(1,602)
Dividends on convertible preferred stock	(79)	(74)	(310)	(281)
Net loss applicable to common shareholders	$(1,026)	$(406)	$(7,529)	$(1,883)

Net loss per share attributable to common shareholders:
Basic and diluted	$(0.24)	$(0.10)	$(1.78)	$(0.45)
Number of weighted average shares outstanding:
Basic and diluted	4,241,225	4,200,119	4,227,442	4,147,140

BRIDGELINE DIGITAL, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share and per share data)
(Unaudited)

	September 30	September 30
	2018	2017
ASSETS

Current Assets:
Cash and cash equivalents	$644	$748
Accounts receivable and unbilled revenues, net	1,721	3,026
Prepaid expenses and other current assets	473	352
Total current assets	2,838	4,126
Property and equipment, net	80	209
Intangible assets, net	20	263
Goodwill	7,782	12,641
Other assets	280	334
Total assets	$11,000	$17,573

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,577	$1,241
Accrued liabilities	580	920
Debt, current portion	1,017	-
Deferred revenue	594	1,466
Total current liabilities	3,768	3,627
Debt, net of current portion	2,574	2,500
Other long term liabilities	234	172
Total liabilities	6,576	6,299

Commitments and contingencies

Stockholders' equity:
Preferred stock - $0.001 par value; 1,000,000 shares authorized, 264,000 designated as Series A Preferred stock; 264,000 and 262,364 at September 30, 2018 and 243,536 and 241,900 at September 30, 2017 issued and outstanding (liquidation preference $2,624 at September 30, 2018)	-	-
Common stock - $0.001 par value; 50,000,000 shares authorized; 4,241,225 at September 30, 2018 and 4,200,119 at September 30, 2017, issued and outstanding	5	4
Additional paid-in-capital	66,548	65,869
Accumulated deficit	(61,778)	(54,249)
Accumulated other comprehensive loss	(351)	(350)
Total stockholders' equity	4,424	11,274
Total liabilities and stockholders' equity	$11,000	$17,573